WARRANT

                  TO SUBSCRIBE FOR AND PURCHASE COMMON STOCK OF

                                 TELIDENT, INC.
                                      DATED
                                  JUNE 13, 1998


         THIS CERTIFIES THAT, for value received, KENNETH W. HAGER (the "Holder") or registered permitted assigns is entitled to purchase from TELIDENT, INC., (the "Corporation"), a corporation organized and existing under the laws of the State of Minnesota, at the purchase price per share specified below (subject to adjustment as noted below) at any time or from time to time from and after the date hereof to and including the Termination Date (as hereinafter defined) 25,000 fully paid and nonassessable shares of the Corporation's Common Stock, par value $0.08 per share (the "Warrant Stock") (subject to adjustment as noted below). This Warrant has been issued pursuant to an Engagement Agreement dated June 13, 1998 (the "Engagement Agreement"), by and between the Corporation and Manchester Financial Group, Inc. For purposes of this Warrant, "Termination Date" shall mean 5:00 P.M. Minneapolis time on the fifth anniversary hereof unless extended as provided herein.

         The purchase price of the Warrant Stock upon exercise of the Warrant shall be $2.688 per share (the "Purchase Price"). The Purchase Price shall be subject to adjustment as provided below.

         The Holder may sell, transfer, assign or otherwise dispose of any of its rights or obligations hereunder in accordance with applicable securities laws.

         This Warrant is subject to the following provisions, terms and conditions:

         1. This Warrant may be exercised by the Holder hereof, in whole or in part, by surrender of this Warrant (properly endorsed if required) at the principal office of the Corporation and upon payment to it by wire transfer of the Purchase Price for the number of shares of Warrant Stock which the Holder elects to purchase. The Corporation agrees that the shares so purchased shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid (the "Determination Date"). Subject to the provisions of the next succeeding paragraph, certificates for the Warrant Stock so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding 10 days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the


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number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder hereof within such time.

         2. The Corporation covenants and agrees that the Warrant Stock will, upon issuance, be duly authorized and issued, fully paid and nonassessable. The Corporation further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Corporation will at all times have authorized and reserved for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Warrant Stock to provide for the exercise of the rights represented by this Warrant.

         3. The above provisions are, however, subject to the following:

                  (a) The Purchase Price shall, from and after the date of issuance of this Warrant, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

                  (b) Except for (i) options to purchase shares of Common Stock approved by the board of directors of the Corporation and shares of Common Stock issued upon the exercise of such options and (ii) shares of Common Stock issued upon conversion of the Series III Preferred Stock or exercise of this Warrant or other warrants or rights to purchase the securities of the Corporation outstanding as of the date hereof, if and whenever the Corporation shall issue or sell any additional shares of its Common Stock for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the Purchase Price shall be reduced to such lesser price as is determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance or sale of such additional shares and the number of shares of Common Stock which the aggregate consideration received (determined in accordance with this paragraph 3) for the issuance or sale of such additional shares would purchase at the Purchase Price then in effect, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance or sale of such additional shares.



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



                  (c) For the purposes of paragraph (b), the following provisions (i) to (iii), inclusive, shall also be applicable:

                           (i) In case at any time the Corporation shall grant
                  (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, (aa) Common Stock or (bb) any obligations or any shares of stock of the Corporation which are convertible into or exchangeable for Common Stock (any of such obligations or shares of stock being hereinafter called "Convertible Securities") whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (cc) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (dd) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Purchase Price in effect immediately prior to the time of the granting of such rights or options on the date of such grant, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share. No further adjustments of the Purchase Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           (ii) In case the Corporation shall issue or sell
                  (whether directly or by assumption in a merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (aa) the total amount received or receivable by the Corporation as consideration for the issue or sale of such


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



                  Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (bb) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Purchase Price have been or are to be made pursuant to other provisions of this paragraph (c), no further adjustment of the Purchase Price shall be made by reason of such issue or sale.

                           (iii) In case any shares of Common Stock or
                  Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined by the Board of Directors of the Corporation, without deducting therefrom any expenses incurred or any underwriting commissions, discounts or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Corporation is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value as determined by the Board of Directors of the Corporation of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall determine to be attributable to such Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the Corporation in which the Corporation is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Corporation for stock or other securities of any other corporation, the Corporation shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the Purchase Price, the determination of the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such merger, conversion or sale, for purposes of paragraph (g) below, shall be made after giving effect to such adjustment of the Purchase Price.

                  (d) In case the Corporation shall (i) declare a dividend upon the Common Stock payable in Common Stock (other than a dividend declared to effect a subdivision of the outstanding shares of Common Stock, as described in paragraph (e) below) or Convertible Securities, or in any rights or options to purchase Common Stock or Convertible Securities, or (ii) declare any other dividend or make any other distribution upon the Common Stock payable otherwise than out of earnings or earned surplus, then thereafter the Holder of this Warrant upon the exercise hereof will be entitled to receive the number of shares of Warrant Stock to which Holder shall be entitled upon such exercise, and, in addition and without further payment therefor, each dividend described in clause (i) above and each dividend or distribution described in clause (ii) above which Holder would have received by way of dividends or distributions if continuously since the issuance of this Warrant, Holder (i) had been the record Holder of the number of shares of Warrant Stock then received, and (ii) had retained all dividends or distributions in stock or securities (including Common Stock or Convertible Securities, or in any rights or options to purchase any Common Stock or Convertible Securities) payable in respect of such Warrant Stock or in respect of any stock or securities paid as dividends or distributions and originating directly or indirectly from such Warrant Stock. For the purposes of the foregoing, a dividend or distribution other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend or distribution as determined by the Board of Directors of the Corporation.

                  (e) In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.



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



                  (f) If (i) the purchase price provided for in any right or option referred to in clause (i) of paragraph (c), or (ii) the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or clause
         (ii) of paragraph (c), or (iii) the rate at which any Convertible Securities referred to in clause (i) or clause (ii) of paragraph (c) are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution), the Purchase Price then in effect shall forthwith be increased or decreased to such Purchase Price which would have been obtained had the adjustments made upon the issuance of such rights, options or Convertible Securities been made upon the basis of
         (i) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities, and the total consideration received therefor, and (ii) the issuance at the time of such change of any such options, rights or Convertible Securities then still outstanding for the consideration, if any, received by the Corporation therefor and to be received on the basis of such changed price; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the Purchase Price then in effect hereunder shall forthwith be increased to such Purchase Price which would have obtained had the adjustments made upon the issuance of such rights or options or Convertible Securities been made upon the basis of the issuance of the shares of Common Stock theretofore actually delivered (and the total consideration received therefor) upon the exercise of such rights or options or upon the conversion or exchange of such Convertible Securities. If the purchase price provided for in any such right or option referred to in clause (i) of paragraph (c) or the rate at which any Convertible Securities referred to in clause (i) or clause
         (ii) of paragraph (c) are convertible into or exchangeable for Common Stock shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Security, the Purchase Price then in effect hereunder shall forthwith be decreased to such Purchase Price as would have obtained had the adjustments made upon the issuance of such right, option or Convertible Securities been made upon the basis of the issuance of (and the total consideration received for) the shares of Common Stock delivered as aforesaid.

                  (g) If any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that the Holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Warrant Stock of the Corporation immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Purchase Price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Corporation shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume, by written instrument executed and mailed to the registered Holder hereof at the last address of Holder appearing on the books of the Corporation, the obligation to deliver to Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

                  (h)      In case any time:

                           (1) the Corporation shall declare any cash dividend
                  on its Common Stock or preferred stock at a rate in excess of the rate of the last cash dividend theretofore paid;

                           (2) the Corporation shall pay any dividend payable in
                  stock upon its Common Stock or make any distribution (other than regular cash dividends) to the Holders of its Common Stock or preferred stock;

                           (3) the Corporation shall offer for subscription pro
                  rata to the Holders of its Common Stock or preferred stock any additional shares of stock of any class or other rights;

                           (4) there shall be any capital reorganization, or
                  reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with, or sale of all or substantially all of its assets to, another corporation; or



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



                           (5) there shall be a voluntary or involuntary
                  dissolution, liquidation or winding up of the Corporation;

         then, in any one or more of said cases, the Corporation shall give written notice, by first-class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of the Holder as shown on the books of the Corporation, of the date on which (aa) the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights, or (bb) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Corporation's transfer books are closed in respect thereto.

                  (i) If any event occurs as to which in the opinion of the Board of Directors of the Corporation the other provisions of this paragraph 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of this Warrant or of Warrant Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

                  (j) No fractional shares of Warrant Stock shall be issued upon the exercise of this Warrant, but, instead of any fraction of a share which would otherwise be issuable, the Corporation shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the Holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the Market Price per share of Common Stock as of the close of business on the date of the notice required by paragraph 1 above. "Market Price" shall mean, if the Common Stock is traded on a securities exchange or on The NASDAQ SmallCap Market, the closing price of the Common Stock on such exchange or the NASDAQ SmallCap Market, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing price, in each case averaged over a period of 20 consecutive business days prior to the date as of which "Market Price" is being determined. If at any time the Common Stock is not traded on an exchange or The NASDAQ SmallCap Market, or otherwise traded in the over-the-counter market, the "Market Price" shall be deemed to be the higher of (i) the book value thereof as determined by any firm of independent public


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         accountants of recognized standing selected by the Board of Directors of the Corporation as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made, or
         (ii) the fair value thereof determined in good faith by the Board of Directors of the Corporation as of a date which is within 15 days of the date as of which the determination is to be made.

         4. As used herein, the term "Common Stock" shall include the Corporation's presently authorized Common Stock and shall also include any capital stock of any class of the Corporation hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the Holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided that the shares purchasable pursuant to this Warrant shall include shares designated as Common Stock of the Corporation on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph 3(g) above.

         5.       [Intentionally omitted]

         6. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Corporation.

         7. The Holder of this Warrant, by acceptance hereof, agrees to give written notice to the Corporation before transferring this Warrant or transferring any unregistered Warrant Stock issuable or issued upon the exercise hereof of Holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or Holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Holder shall also provide the Corporation with an opinion of counsel satisfactory to the Corporation to the effect that the proposed transfer of this Warrant or disposition of unregistered shares may be effected without registration or qualification (under any Federal or State law) of this Warrant or the shares of Common Stock issuable or issued upon the exercise hereof. Upon receipt of such written notice and opinion by the Corporation, Holder shall be entitled to transfer this Warrant, or to exercise this Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares. The Holder and any assignee of the Holder shall be entitled to the registration rights provided in Section 10 hereof.

         8. Subject to the provisions of paragraph 7 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder hereof in person or by duly authorized attorney, upon surrender at the principal office of the Corporation of this Warrant


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



properly endorsed. Each taker and Holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until such transfer on such books, the Corporation may treat the registered Holder hereof as the owner for all purposes.

         9. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the principal office of the Corporation, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

         10. Incidental Registration. Each time during the two (2) year period after the complete exercise by the Holder of the right to purchase shares under this warrant that the Corporation shall determine to proceed with the actual preparation and filing of a registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on a form that does not permit the inclusion of shares by its security holders), the Corporation will promptly give written notice of its determination to all record holders of Warrant Stock not theretofore registered under the Securities Act and sold. Upon the written request of a record holder of any shares of Warrant Stock given within 30 days after receipt of any such notice from the Corporation, the Corporation will, except as herein provided, cause all the shares of Warrant Stock, the Purchaser or record holders of which have so requested registration thereof, to be included in such registration statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Warrant Stock to be so registered; provided, however, that nothing herein shall prevent the Corporation from, at any time, abandoning or delaying any such registration initiated by it; provided further, however, that if the Corporation determines not to proceed with a registration after the registration statement has been filed with the Commission and the Corporation's decision not to proceed is primarily based upon the anticipated public offering price of the securities to be sold by the Corporation, the Corporation shall promptly complete the registration for the benefit of those selling security holders who wish to proceed with a public offering of their securities at the Corporation's expense. If any registration pursuant to this Section 10 shall be underwritten in whole or in part, the Corporation may require that the Warrant Stock requested for inclusion pursuant to this Section 10 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In addition, the Holder may request that the Warrant Stock requested for inclusion pursuant to this Section 10 be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriting. In the event that the Warrant Stock requested for inclusion pursuant to this Section 10 would constitute more than 25 % of the total number of shares to be included in a proposed underwritten public offering, and if in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Warrant Stock originally covered by a request for registration would reduce the number of shares to be offered by the Corporation or interfere with the successful marketing of the shares of stock offered by the Corporation, the number of shares of Warrant Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares) among the holders thereof requesting such registration, provided, however, that after any such required reduction the Warrant Stock to be included in such offering shall constitute at least 25% of the total number of shares to be included in such offering.

                  (a) Registration Procedures. If and whenever the Corporation is required by the provisions of Section 10 hereof to effect the registration of Registrable Securities under the Securities Act, the Corporation will:

                  (i) prepare and file with the Commission a registration statement (a "Registration Statement") with respect to such Registrable Securities, and use its best efforts to cause such Registration Statement to become and remain effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months (subject to extension as set forth in the last paragraph of this Section 10(a));

                  (ii) prepare and file with the Commission such amendments to such Registration Statement and supplements to such Registration Statement and the Prospectus contained therein (a "Prospectus") as may be necessary to keep such Registration Statement effective for such period as may be reasonably necessary to effect the sale of such securities, not to exceed nine months and to comply with the provision of the Securities Act (subject to extension as set forth in the last paragraph of this Section 10(a));

                  (iii) use its best efforts to register and qualify the securities covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions as such participating holders may reasonably request in writing within 20 days following the original filing of such Registration Statement, except that the Corporation shall not for any purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                  (iv) notify the security holders participating in such registration, promptly after it shall receive notice thereof, of the time when such

         Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

                  (v) notify such holders promptly of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or for additional information;

                  (vi) prepare and promptly file with the Commission and promptly notify such holders of the filing of such amendment or supplement to such Registration Statement or Prospectus as may be necessary to correct any statements or omissions if, at the time when a Prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such Prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

                  (vii) advise such holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                  (viii) advise such holders (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws, and (v) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus untrue or which requires the making of any changes in such Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As soon as practicable following expiration of the Suspension Period (as defined below), the Corporation shall prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (ix) furnish to such holders such number of copies of a Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents, as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration; and

                  (x) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.

                  Upon receipt of any notice (a "Suspension Notice") by a Holder from the Corporation of the happening of any event of the kind described in
Section 10(a)(viii), a Holder shall forthwith discontinue disposition of the Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until receipt of the copies of the supplemented or amended Prospectus contemplated by Section 10(a)(viii) or until the Holder is advised in writing (the "Advice") by the Corporation that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Corporation, will, or will request any broker-dealer acting as holder's agent to, deliver to the Corporation (at the Corporation expense) all copies, other than permanent file copies then in the holder's or broker-dealer's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, however, that in no event shall the period from the date on which the Holder receives a Suspension Notice to the date on which the Holder receives either the Advice or copies of the supplemented or amended Prospectus contemplated by Section 10(a)(viii), and any additional or supplemental filings incorporated therein by reference (the "Suspension Period"), exceed 60 days.

                  (b) Expenses. With respect to a registration pursuant to this
Section 10, the Corporation shall bear the following fees, costs and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Corporation, fees and disbursements of counsel for the underwriter or underwriters of such securities, all internal Corporation expenses, all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, and the premiums and other costs of policies of insurance against liability (if any) arising out of such public offering. Fees and disbursements of counsel and accountants for the selling security holders, underwriting discounts and commissions and transfer taxes relating to the shares included in the offering by the selling security holders, and any other expenses incurred by the selling security holders not expressly included above, shall be borne by the selling security holders.

                  (c) Indemnification. In the event that any Warrant Stock is included in a Registration Statement under this Section 10:

                  (i) The Corporation will indemnify and hold harmless each Holder of Registrable Securities which are included in a Registration Statement pursuant to the provisions of this Section 10, its directors and officers, and any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse such Holder and each such underwriter and controlling person with respect to, any and all loss, damage, liability, cost and expense to which such Holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement, any Prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Corporation will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

                  (ii) Each Holder of Registrable Securities which are included in a Registration Statement pursuant to the provisions of this Section 10 will indemnify and hold harmless the Corporation, its directors and officers, any controlling person and any underwriter from and against, and will reimburse the Corporation, its directors and officers, any controlling person and any underwriter with respect to, any and all loss, damage, liability, cost or expense to which the Corporation or any controlling person and/or any underwriter may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such Registration Statement, any Prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by such Holder specifically for use in the preparation thereof.

                  (iii) Promptly after receipt by an indemnified party pursuant to the provisions of paragraph (i) or (ii) of this Section 10(c) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of said paragraph (i) or (ii), promptly notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party will relieve such indemnifying party of liability, but only to the extent that such indemnifying party is prejudiced with respect to a specific claim. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, or if there is a conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party or parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of said paragraph (i) or (ii) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (i) the indemnified party shall have employed counsel in accordance with the proviso of the preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action, or
         (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

                  (iv) if the indemnification provided for in paragraph (i) or
         (ii) of this Section 10(c) shall be unavailable to hold harmless an indemnified party in respect of any loss, damage, liability, cost or expense under the Securities Act, then, and in each such case, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, damage, liability, cost or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statement or omissions that resulted in such loss, damage, liability, cost or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall any contribution under this subsection (c) by any Holder exceed the gross proceeds from the offering received by such indemnifying party. No person of entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  (v) The obligations of the Corporation and the Holders under this Section 10(c) will survive the completion of any offering of Registrable Securities in a Registration Statement, and otherwise.

         11.      Additional Right to Convert Warrant.

         a. The Holder of this Warrant shall have the right to require the Corporation to convert this Warrant (the "Conversion Right") at any time after it is exercisable, but prior to its expiration, into shares of Corporation Common Stock as provided for in this Section 11. Upon exercise of the Conversion Right, the Corporation shall deliver to the Holder (without payment by the Holder of any Purchase Price) that number of shares of Corporation Common Stock equal to the quotient obtained by dividing (x) the value of the Warrant at the time the

Conversion Right is exercised (determined by subtracting the aggregate Purchase Price for the Warrant Stock in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value for the Warrant Stock immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Corporation Common Stock immediately prior to the exercise of the Conversion Right.

         b. The Conversion Right may be exercised by the Holder, at any time or from time to time after it is exercisable, prior to its expiration, on any business day by delivering a written notice in the form attached hereto (the "Conversion Notice") to the Corporation at the offices of the Corporation, exercising the Conversion Right and specifying (i) the total number of shares of Common Stock the Holder will purchase pursuant to such conversion and (ii) a place and date not less than one or more than 20 business days from the date of the Conversion Notice for the closing of such purchase.

         c. At any closing under Section 11(b) hereof, (i) the Holder will surrender the Warrant and (ii) the Corporation will deliver to the Holder a certificate or certificates for the number of shares of Common Stock issuable upon such conversion, together with cash in lieu of any fraction of a share, and
(iii) the Corporation will deliver to the Holder a new warrant representing the number of shares, if any, with respect to which this Warrant shall not have been exercised.

         d. Fair Market Value of a share of Common Stock as of the Determination Date shall mean:

                  i. If the Corporation's Common Stock is traded on an exchange or is quoted on the NASDAQ SmallCap Market, then the last sale price reported for the Determination Date, and

                  ii. If the Corporation's Common Stock is not traded on an exchange or on the NASDAQ SmallCap Market but is traded on the over-the-counter market, then the average of the bid and asked price reported for the Determination Date.

         12. The obligations contained herein shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         13. All questions concerning this Warrant will be governed and interpreted and enforced in accordance with the internal law of the State of Minnesota.

         14. Any notice required to be given to the Corporation under the terms of this Warrant shall be in writing and addressed to the Secretary of the Corporation at 110 Second Street, N.E., Suite 212, Minneapolis, Minnesota 55414. Any notice required to be given to the Holder shall be in writing and addressed to the Holder at 4235 Chimo East, Deephaven, Minnesota 55391, or such other address as it may designate in writing from time to time. All notices shall be deemed to have been given or delivered upon: personal delivery; five (5) days after deposit in the United States Mail, certified or registered (return receipt requested); one (1) business day after deposit with a nationally recognized overnight courier (prepaid) or one (1) business day after transmission by facsimile and receipt of confirmation of receipt by sender.

                  IN WITNESS WHEREOF, the Corporation and the Holder have caused this Warrant to be signed by their duly authorized officers as of June 13, 1998.


                                     TELIDENT, INC.


                                     /s/ W. Edward McConaghay
                                     -------------------------------------------
                                     W. Edward McConaghay,
                                     President and Chief Executive Officer



                                     HOLDER


                                     /s/ Kenneth W. Hager
                                     -------------------------------------------
                                     Kenneth W. Hager

                             RESTRICTION ON TRANSFER


         The securities evidenced hereby may not be transferred without (i) an opinion of counsel reasonably satisfactory to the Corporation that such transfer may be lawfully made without registration under the Federal Securities Act of 1933 and all applicable state securities laws or (ii) such registration.

                               FORM OF ASSIGNMENT
                       (TO BE SIGNED ONLY UPON ASSIGNMENT)


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________________________________ this Warrant, and appoints ___________________________________________________________________
to transfer this Warrant on the books of the Corporation with the full power of substitution in the premises.

Dated: ____________________

In the presence of:

___________________________



                                        ----------------------------------------
                                        (Signature must conform in all respects
                                        to the name of the Holder as specified
                                        on the face of this Warrant without
                                        alteration, enlargement or any change
                                        whatsoever)

                                SUBSCRIPTION FORM

             To Be Executed by the Holder of This Warrant if Holder
    Desires to Exercise This Warrant in Whole or in Part (except pursuant to cashless exercise):

To:  Telident, Inc. (the "Corporation")

                  The undersigned ________________________________

                                Please insert Social Security or other
                                   identifying number of Subscriber:

                                      -----------------------

hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, shares of the Common Stock provided for therein and tenders payment herewith to the order of the Corporation in the amount of $__________, such payment being made as provided on the face of this Warrant.

         The undersigned requests that certificates for such shares of Common Stock be issued as follows:

         Name:      _______________________________________________________
         Address:   _______________________________________________________
         Deliver to:_______________________________________________________
         Address:   _______________________________________________________

and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated: _____________________

                                        Signature ______________________________
                                        Note: The signature on this Subscription
                                        Form must correspond with the name as
                                        written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatever.

                             CASHLESS EXERCISE FORM

To:  Telident, Inc. (the "Corporation")

                  The undersigned ________________________________

                                Please insert Social Security or other
                                   identifying number of Subscriber:

                                        -----------------------

         The undersigned hereby irrevocable elects a cashless exercise of the right of purchase represented by the within Warrant for, and to purchase thereunder, __________ shares of Common Stock.

         The undersigned requests that certificates for such shares of Common Stock be issued as follows:

         Name:      _______________________________________________________
         Address:   _______________________________________________________
         Deliver to:_______________________________________________________
         Address:   _______________________________________________________

and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.

Dated: _____________________

                                        Signature ______________________________
                                        Note: The signature on this Subscription
                                        Form must correspond with the name as
                                        written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatever.